UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant:	☒
Filed by a Party other than the Registrant:	☐

Check the appropriate box:
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SYNVISTA THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SYNVISTA THERAPEUTICS, INC.
221 West Grand Avenue, Suite 200
Montvale, NJ 07645
(201) 934-5000

This proxy statement relates to the 2008 annual meeting of the stockholders of Synvista Therapeutics, Inc. At the meeting, we will ask you to approve, among other matters, an amendment to our 2005 Stock Plan and an amendment to our Restated Certificate of Incorporation. The proposals presented for your vote are described in detail in this proxy statement. In this proxy statement, we refer to Synvista Therapeutics, Inc. as the “Company,” “Synvista,” “we” or “us.”

We are asking stockholders of Synvista:

1.	To elect Noah Berkowitz, M.D., Ph.D. as a Class B director to hold office until the 2011 annual meeting of stockholders and until his successor has been duly elected and qualified;

2.	To approve an amendment to the Company’s 2005 Stock Plan to increase the number of shares of common stock authorized for issuance under the Plan from 1,060,000 to 2,000,000;

3.	To approve an amendment to the Company’s Restated Certificate of Incorporation to decrease the number of shares of common stock authorized for issuance from 300,000,000 to 150,000,000;

4.	To ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.

The date, time and place of the Synvista annual meeting is:

July 22, 2008
10:00 a.m., Eastern Time
the Marriott Park Ridge
300 Brae Boulevard	/s/ Noah Berkowitz
Park Ridge, NJ 07656	Noah Berkowitz, M.D., Ph.D.
President and Chief Executive Officer
June 3, 2008	Synvista Therapeutics, Inc.

This proxy statement is dated June 3, 2008 and is available at http://phx.corporate-ir.net/staging/phoenix.zhtml?c=100218&p=irol-proxy.

Synvista will provide you with copies of this proxy statement, the annual report to stockholders for the fiscal year ended December 31, 2007 and important information about Synvista from documents filed with the SEC that are not included in this proxy statement, free of charge, upon request to: Synvista Therapeutics, Inc., 221 West Grand Avenue, Suite 200, Montvale, NJ 07645, Attention: Investor Relations, Telephone: (201) 934-5000.

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SYNVISTA THERAPEUTICS, INC.
221 West Grand Avenue, Suite 200
Montvale, NJ 07645
(201) 934-5000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF SYNVISTA THERAPEUTICS, INC.

To Be Held on July 22, 2008

To the Stockholders of Synvista Therapeutics, Inc.:

You are cordially invited to attend the annual meeting of stockholders of Synvista Therapeutics, Inc., which will be held on July 22, 2008, at 10:00 a.m., Eastern Time, at the Marriott Park Ridge, 300 Brae Boulevard, Park Ridge, NJ 07656 for the following purposes:

1.	To elect Noah Berkowitz, M.D., Ph.D. as a Class B director to hold office until the 2011 annual meeting of stockholders and until his successor has been duly elected and qualified;

2.	To approve an amendment to the Company’s 2005 Stock Plan to increase the number of shares of common stock authorized for issuance under the Plan from 1,060,000 to 2,000,000;

3.	To approve an amendment to the Company’s Restated Certificate of Incorporation to decrease the number of shares of common stock authorized for issuance from 300,000,000 to 150,000,000;

4.	To ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on May 30, 2008 are entitled to vote at the meeting or any adjournment or postponement thereof. Only stockholders or their proxy holders and Synvista guests may attend the meeting. A complete list of those stockholders entitled to vote will be kept at the principal executive offices of Synvista, 221 West Grand Avenue, Suite 200, Montvale, NJ 07645 for a period of ten days prior to the meeting.

We are pleased to be among the first companies to take advantage of new Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe the new rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

Your vote is important. The affirmative vote of the holders of a plurality of the votes cast in person or by proxy at the Synvista annual meeting is required for election of Dr. Berkowitz as a Class B director. The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Synvista annual meeting is required for approval of Proposals 2 and 4. The affirmative vote of the holders of a majority of the shares of Synvista stock outstanding on the record date for the annual meeting is required for approval of Proposal 3.

You are urged to attend the annual meeting in person, but if you are unable to do so, the Board of Directors would appreciate your prompt vote either electronically via the Internet or telephone or via regular mail. We strongly encourage you to vote electronically, if you have that option.

Noah Berkowitz, M.D., Ph.D.
Secretary
June 3, 2008

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
GENERAL INFORMATION	1
Solicitation	5
Record Date, Voting Rights and Outstanding Shares	5
Broker Non-Votes	5
Revocability of Proxy and Voting of Shares	5
Dissenters’ Right of Appraisal	6
Electronic Delivery of Stockholder Communications	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
MANAGEMENT	9
The Board of Directors	9
Committees of the Board of Directors and Meetings	10
Director Nomination Process	10
Stockholder Communications to the Board	11
Director Attendance at Annual Meetings	11
Executive Officer	11
EXECUTIVE COMPENSATION	12
AUDIT COMMITTEE REPORT	19
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	20
PROPOSAL 1 ELECTION OF A CLASS B DIRECTOR	21
PROPOSAL 2 INCREASE IN THE AGGREGATE NUMBER OF SHARES AVAILABLE UNDER THE SYNVISTA 2005 STOCK PLAN	22
Federal Income Tax Considerations	23
New Plan Benefits	24
PROPOSAL 3 APPROVAL OF AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK	25
PROPOSAL 4 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors	27
FORWARD LOOKING STATEMENTS AND CAUTIONARY STATEMENTS	28
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE	28
CODE OF BUSINESS CONDUCT AND ETHICS	28
STOCKHOLDER PROPOSALS	28
OTHER MATTERS	28
GENERAL	28
WHERE YOU CAN FIND MORE INFORMATION	29
ANNEX INDEX	29
ANNEX A - 2005 STOCK PLAN	A-1
ANNEX B - FORM OF CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION	B-1
ANNEX C - PROXY CARD	C-1

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Synvista Therapeutics, Inc.
221 West Grand Avenue, Suite 200
Montvale, NJ 07645
(201) 934-5000

PROXY STATEMENT FOR THE SYNVISTA THERAPEUTICS, INC.
2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 22, 2008

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:
We have made these materials available to you either on the Internet or we have delivered printed versions of these materials to you by mail because Synvista’s Board of Directors is soliciting your proxy to vote at the 2008 annual meeting of stockholders, and any adjournments or postponements of the meeting, to be held on July 22, 2008, at 10:00 a.m., Eastern Time, at the Marriott Park Ridge, 300 Brae Boulevard, Park Ridge, NJ 07656. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

Q:	When and where is the stockholder meeting?

A:	The Synvista annual meeting will take place on July 22, 2008 at 10:00 a.m., Eastern Time at the Marriott Park Ridge, 300 Brae Boulevard, Park Ridge, NJ 07656.

Q:	How does the Board of Directors recommend that I vote on the proposals?

A:	The Board of Directors recommends that you vote as follows:

•	“FOR” the election of a Class B director;

•	“FOR” the approval of the amendment to the Synvista 2005 Stock Plan;

•	“FOR” the approval of the amendment to Synvista’s Restated Certificate of Incorporation; and

•	“FOR” the ratification of the selection of independent auditors for our fiscal year ending December 31, 2008.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

Q:	Why did beneficial owners of our stock receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A:
Pursuant to rules recently adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the beneficial owners of our common stock. Beneficial owners will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Record owners of our stock will receive a mailing with paper copies of our proxy materials.

Q:	How can I get electronic access to the proxy materials?

A: The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the annual meeting on the Internet; and

•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	Who can vote?

A:
Only stockholders who own Synvista common stock and Series B Preferred Stock at the close of business on May 30, 2008 are entitled to vote at the Synvista annual meeting. On this record date, there were 2,586,326 shares of Synvista common stock and 10,000,000 shares of Synvista Series B Preferred Stock outstanding and entitled to vote.

Q:	How many votes do I have?

A:
Each share of Synvista common stock that you own entitles you to one vote. Each holder of Series B Preferred Stock is entitled to cast the number of votes equal to one-half of the number of whole shares of common stock into which the shares of Series B Preferred Stock held by such holder are convertible as of the record date. The Series B Preferred Stock is convertible into common stock at any time at the option of the holder at an initial conversion rate of 1:1, subject to adjustment.

Q:	How do I vote?

A:
If you are a stockholder of record of Synvista, you may vote by telephone at the toll-free number 1-800-PROXIES or on the Internet at www.proxyvote.com. If you are a beneficial owner of Synvista common stock, you may be able to vote electronically as well, if your proxy card or voting instruction form so indicates. See the instructions on your proxy card or voting instruction form. You are strongly encouraged to vote electronically if you are given that option.

If you receive or request a paper copy of the proxy card, you may vote by mail by completing, signing and dating your proxy card and returning it to Synvista. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxy holder if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you do not provide voting instructions, your shares will be voted:

•
FOR the election of a Class B director, FOR the approval of the amendment to the Synvista 2005 Stock Plan, FOR the approval of the amendment to Synvista’s Restated Certificate of Incorporation, and FOR the ratification of J.H. Cohn LLP as Synvista’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

•	according to the best judgment of the proxy holder if a proposal comes up for a vote at the annual meeting that is not on the proxy card or for the adjournment or postponement of the annual meeting.

Q:	What do I do if I want to change my vote?

A:
Just send in a later-dated, signed proxy card to Synvista’s Secretary before the meeting. Or, you can attend the meeting in person and vote. You may also revoke your proxy by sending a notice of revocation to Synvista’s Secretary at Synvista’s principal executive offices, 221 West Grand Avenue, Suite 200, Montvale, New Jersey 07645. If you voted via the Internet or telephone, you can submit a later vote using those same methods.

Q:	What if I receive more than one proxy card?

A:
You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Q:	If my shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:
If you do not provide your broker, bank or nominee with instructions on how to vote your “street name” shares, your broker, bank or nominee will not be permitted to vote them on the matters that are to be considered by the Synvista stockholders at the annual meeting, except for the election of a Class B director and ratification of our independent registered public accounting firm. You should therefore be sure to provide your broker with instructions on how to vote your shares.

If you wish to vote your shares in person, you must bring to the meeting a letter from the broker, bank or nominee confirming your beneficial ownership in the shares to be voted.

Q:	What happens if I do not vote electronically, return a proxy card or otherwise provide proxy instructions?

A:
The failure to vote electronically, return your proxy card or otherwise provide proxy instructions could be a factor in establishing a quorum for the annual meeting of Synvista stockholders, which is required to transact business at the meeting.

Q:	What constitutes a quorum at the meeting?

A:
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Synvista stock entitled to vote at the annual meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Q:	What vote is required to approve each proposal and how are votes counted?

A:	Proposal 1: Elect Dr. Berkowitz as a Class B Director
The affirmative vote of a plurality of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the election of Dr. Berkowitz as a Class B director. Abstentions are not counted for purposes of electing directors. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendment to the Synvista 2005 Stock Plan to Increase the Shares Available for Issuance under the Plan
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment to the Synvista 2005 Stock Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve a Decrease in the Number of Shares of Synvista Common Stock Authorized for Issuance
The affirmative vote of the majority of the Company’s outstanding stock is required to approve a decrease in the number of shares of Synvista common stock authorized for issuance as set forth in the certificate of amendment to Synvista’s Restated Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 4: Ratify Selection of Auditors
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent auditors. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm for 2008, the Audit Committee of our Board of Directors may reconsider its selection.

Q:	Is voting confidential?

A:
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections (American Stock Transfer & Trust Company) examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Q:	What are the costs of soliciting these proxies?

A:
Synvista will pay all of the costs of soliciting the proxies. Synvista directors and employees may solicit proxies in person or by telephone, fax or e-mail. Synvista will pay these employees and directors no additional compensation for these services. Synvista will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. Synvista will then reimburse them for their expenses.

Q:	Will representatives of J.H. Cohn LLP, Synvista’s independent registered public accounting firm, be present at the annual meeting?

A:
Yes. Representatives of J.H. Cohn are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Q:	Who do I call if I have questions about the meeting?

A:	Synvista stockholders may call Synvista Investor Relations at 201-934-5000.

GENERAL INFORMATION

Our Board of Directors is soliciting proxies for the annual meeting of stockholders to be held on July 22, 2008 at 10:00 a.m., Eastern Time at the Marriott Park Ridge, 300 Brae Boulevard, Park Ridge, NJ 07656, and at any adjournment or postponement of the annual meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the annual meeting.

Voting materials, which include this proxy statement and the proxy card and are available at www.proxyvote.com, are being mailed to our stockholders of record and will be mailed to beneficial owners entitled to notice of, and to vote at, the annual meeting upon request. Our principal executive office is located at 221 West Grand Avenue, Suite 200, Montvale, New Jersey 07645, and our telephone number is (201) 934-5000.

Solicitation

We will bear the cost of solicitation of proxies, including expenses in connection with preparing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of our common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Record Date, Voting Rights and Outstanding Shares

Our Board of Directors has set May 30, 2008 as the record date for the annual meeting. Only holders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting. As of May 30, 2008, we had 2,586,326 shares of common stock and 10,000,000 shares of Series B Preferred Stock outstanding. Each share of common stock is entitled to one vote on each proposal that will come before the annual meeting. Each holder of Series B Preferred Stock is entitled to cast the number of votes equal to one-half of the number of whole shares of common stock into which the shares of Series B Preferred Stock held by such holder are convertible as of the record date. The Series B Preferred Stock is convertible into common stock at any time at the option of the holder at an initial conversion rate of 1:1, subject to adjustment. A majority of the outstanding shares of stock will constitute a quorum at the annual meeting. Abstentions and broker non-votes (as described below) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Broker Non-Votes

A broker non-vote occurs when a broker cannot vote a customer’s shares registered in the broker’s name because the customer did not send the broker instructions on how to vote on the matter. If the broker does not have instructions and is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a “broker non-vote.”

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before the annual meeting. It may be revoked by mailing to our Secretary at our principal executive offices, 221 West Grand Avenue, Suite 200, Montvale, New Jersey 07645, an instrument of revocation or a duly executed proxy bearing a later date. If a stockholder is permitted to vote electronically via the Internet or telephone, a proxy may be revoked by the submission of a later electronic proxy. A proxy may also be revoked by attendance at the annual meeting and an election given to our Secretary to vote in person (subject to the restriction that a stockholder holding shares in street name must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding that stockholder’s shares that confirms that stockholder’s beneficial ownership of the shares and gives the stockholder the right to vote the shares). If not revoked, the proxy will be voted at the annual meeting in accordance with the stockholder’s instructions. If no instructions are indicated, the proxy will be voted (i) FOR each proposal presented by Synvista management for a vote at the meeting and (ii) according to the best judgment of the proxy holder if a proposal comes up for a vote at the annual meeting that is not on the proxy card or for the adjournment or postponement of the annual meeting.

Dissenters’ Rights of Appraisal

Our stockholders do not have dissenters’ rights of appraisal with respect to any of the proposals being voted upon at the annual meeting.

Electronic Delivery of Stockholder Communications

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Synvista Therapeutics, Inc. to Be Held on July 22, 2008.

•	The proxy statement, annual report to security holders for the year ended December 31, 2008 and the proxy card are available at www.proxyvote.com.

•	The annual meeting of stockholders will be held on July 22, 2008 at 10:00 a.m., Eastern Time at the Marriott Park Ridge, 300 Brae Boulevard, Park Ridge, NJ 07656.

•	The annual meeting of stockholders will be held for the following purposes:

1.	To elect Noah Berkowitz, M.D., Ph.D. as a Class B director to hold office until the 2011 annual meeting of stockholders and until his successor has been duly elected and qualified;

2.	To approve an amendment to the Company’s 2005 Stock Plan to increase the number of shares of common stock authorized for issuance under the Plan from 1,060,000 to 2,000,000;

3.	To approve an amendment to the Company’s Restated Certificate of Incorporation to decrease the number of shares of common stock authorized for issuance from 300,000,000 to 150,000,000;

4.	To ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

•	Synvista’s Board of Directors recommends voting “FOR” all of the proposals listed above.

•
You are urged to attend the annual meeting and vote in person, but if you are unable to do so, the Board of Directors would appreciate your prompt vote either electronically via the Internet or telephone or via regular mail. We strongly encourage you to vote electronically, if you have that option.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 15, 2008, except as otherwise set forth below, by (i) each person who is known by us to own beneficially more than 5% of the common stock, (ii) each director, (iii) each named executive officer and (iv) all current directors and named executive officers as a group. Unless otherwise indicated, the address for each director and executive officer listed is 221 West Grand Avenue, Suite 200, Montvale, NJ 07645.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Genentech, Inc. 1 DNA Way South San Francisco, CA 94080-4990	285,813		11%

Atticus Capital LP 767 Fifth Avenue, 12th Floor New York, NY 10153(3)	2,000,000	(3)**	43%

Julian C. Baker and Felix J. Baker Baker Bros. Advisors 667 Madison Avenue New York, NY 10021(4)	10,500,000	(4)**	80%

Noah Berkowitz, M.D., Ph.D.	211,634	(5)	8%
Noah C. Berkowitz Family Trust	11,756	(6)	*
John F. Bedard	—		*
Malcolm W. MacNab, M.D., Ph.D.	26,126		*
Carl M. Mendel, M.D., Ph.D.	—		*
Mary C. Tanner	146,275	(7)	6%
Wayne P. Yetter	17,236	(8)	*
All current directors and officers as a group (6 persons)	772,714	(9)	25%

*Less than one percent
**Assumes that shares of Series B Preferred Stock have been converted to common stock.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)
Applicable percentage of ownership is based on 2,586,326 shares of common stock outstanding as of April 15, 2008. As of that date, there were 10,000,000 shares of Series B preferred stock outstanding, which were convertible into 10,000,000 shares of common stock. There were also outstanding as of that date warrants to purchase 2,500,000 shares of Series B preferred stock, which are currently exercisable. The shares of Series B preferred stock underlying the warrants are also convertible into 2,500,000 shares of common stock.

(3)
Number of shares beneficially owned based solely upon a Schedule 13D/A filed jointly by Atticus Capital LP, Atticus Management Limited and Timothy R. Barakett on January 3, 2008. According to the Schedule 13D/A, Atticus Capital LP, Atticus Management Limited and Mr. Barakett beneficially own an aggregate of 2,000,000 shares of common stock, including an aggregate number of shares of common stock that may be acquired upon conversion of Series B Preferred Stock and shares that may be acquired upon the exercise of warrants to purchase shares of Series B Preferred Stock. The address of the principal business and principal office of each of Atticus Capital LP and Mr. Barakett is 767 Fifth Avenue, 12th Floor, New York, NY 10153. The address of the principal business and principal office of Atticus Management is P.O. Box 100, Sydney Vane House, Admiral Park, St. Peter Port, Guernsey GY1 3EL.

(4)
Number of shares beneficially owned based solely upon a Schedule 13D filed jointly by Julian C. Baker and Felix J. Baker, each a Managing Member of Baker Bros. Advisors. The number of shares beneficially owned includes an aggregate number of shares of common stock that may be acquired upon conversion of Series B Preferred Stock and shares that may be acquired upon the exercise of warrants to purchase shares of Series B Preferred Stock. According to the Schedule 13D, the number of shares beneficially owned are held by the following entities: (i) 9,323 shares held by Baker Bros. Investments II, L.P., (ii) 2,740,840 shares held by Baker Biotech Fund I, L.P., (iii) 7,438,590 shares held by Baker Brothers Life Sciences, L.P., (iv) 240,276 shares held by14159, L.P. and (v) 70,971 shares held by Baker/Tisch Investments. By virtue of their ownership of entities that have the power to control the investment decisions of the limited partnerships, Julian C. Baker and Felix J. Baker may be deemed to be beneficial owners of the shares owned by Baker Bros. Investments II, L.P., Baker Biotech Fund I, L.P., Baker Brothers Life Sciences, L.P., 14159, L.P. and Baker/ Tisch Investments, L.P., and may be deemed to have shared power to vote or dispose of such securities owned by such entities.

(5)	Includes 65,000 shares of common stock subject to options which were exercisable as of April 15, 2008.

(6)	Dr. Berkowitz’s wife is the trustee and has the power to vote and dispose of the shares. Dr. Berkowitz disclaims beneficial ownership of the shares.

(7)	Includes 107,442 shares of common stock held directly by Ms. Tanner and 38,833 shares of common stock subject to options and warrants which were exercisable as of April 15, 2008.

(8)	Includes 6,127 shares of common stock held directly by Mr. Yetter and 7,909 shares of common stock subject to options that were exercisable as of April 15, 2008.

(9)
Includes 257,003 shares of common stock held directly by all current officers and directors and 72,868 shares of common stock subject to options and warrants which were exercisable as of April 15, 2008.

MANAGEMENT

The Board of Directors

Pursuant to our Restated Certificate of Incorporation, our Board of Directors is divided into three classes, each of which serves a term of three years. Class B consists of Dr. Berkowitz, whose term will expire at the annual meeting of stockholders in 2008. Class C consists of Ms. Tanner and Mr. Yetter, whose terms will expire at the annual meeting of stockholders in 2009. Class A consists of Mr. John F. Bedard, whose term will expire at the annual meeting of stockholders in 2010.

The current Board of Directors is comprised of the following persons:
		Served as a
Name	Age	Director Since	Positions with Synvista
John F. Bedard	58	2007	Director
Noah Berkowitz, M.D., Ph.D.	44	2006	President, Chief Executive Officer and Director
Mary C. Tanner	57	2006	Director
Wayne P. Yetter	62	2006	Director

Our Board has determined that the following members of the Board qualify as independent under the definition promulgated by the American Stock Exchange: Mr. Bedard, Ms. Tanner and Mr. Yetter.

The principal occupations and business experience, for at least the past five years, of each director are as follows:

John F. Bedard, has served as a director of the Company since September 2007. Mr. Bedard has also been on the Board of Directors for EpiCept Corporation since January 2006. Prior to that time he was on the Board of Directors for Maxim Pharmaceuticals (October, 2004 to January, 2006) until the merger of Maxim with EpiCept. Mr. Bedard started consulting after his retirement from Bristol-Myers Squibb (BMS) in 2002. At BMS, Mr. Bedard was Vice President, FDA Liaison & Global Strategy, where for the last 14 years he directed the development and registration programs for cardiovascular, metabolic, dermatology, and immunology programs. He also directed the worldwide Good Laboratory Practice and Good Clinical Practice programs for BMS. Over his 25-year career, Mr. Bedard has directed development and registration programs in numerous therapeutic areas. A partial listing of Mr. Bedard’s development program experience follows: Pravachol® for hyperlipidemia, primary and secondary prevention of MI, stroke, and revascularization; Capoten® for post-MI and diabetic nephropathy; Monopril® for hypertension; Avapro for hypertension; Glucovance® for Type 2 diabetes; Glucophage XR for Type 2 diabetes; Dovonex® for psoriasis; Vaniqa® for female hirsutism; Inderal® for post-MI and Inderal LA; and Droxia® for sickle cell anemia. Four of the development programs became marketed franchises with annual sales in excess of $1 billion. Mr. Bedard is a member of DIA, NY Academy of Sciences, and the American Association for the Advancement of Science (AAAS). He received a B.A. in Chemistry from Rutgers University and an M.S. in Chemistry from St Joseph’s University.

Noah Berkowitz, M.D., Ph.D., the Company’s President and Chief Executive Officer, joined the Company following its merger with HaptoGuard in July 2006. Dr. Berkowitz earned his B.A., M.D., and Ph.D. from Columbia University and trained at the National Cancer Institute in medical oncology. Prior to founding HaptoGuard in 2004, he was a consultant to a variety of biotechnology companies in Israel, including Predix Pharmaceuticals, IDGene and Teva. He was previously Vice President of Clinical Development at IMPATH Inc., a NASDAQ-traded, “cancer information company,” where he co-developed a division, IMPATH Predictive Oncology, focused on biopharmaceutical partnerships supporting the discovery and development of cancer-related, targeted diagnostics and therapeutics. Prior to IMPATH, Dr. Berkowitz was the founder of Physician Choice Inc., a contract research organization specializing in pharmacoeconomics and outcomes.

Mary C. Tanner has served as a director of the Company since July 2006. Ms. Tanner is a Principal and founder of Life Sciences Partners, a healthcare advisory and investment firm. Previously, from 2000 to 2004, she was Senior Managing Director at Bear Stearns & Co., and held increasing positions in investment banking at Lehman Brothers from 1979 to 1999, including Senior Managing Director and head of the Life Sciences practice at Lehman Brothers, Inc. During her 25 year career on Wall Street, Ms. Tanner has worked on or supervised over 550 transactions with a total value of over $175 billion, including ten large pharmaceutical mergers. Ms. Tanner is also a member of the Board of Directors, as well as the Audit Committee, of Evotec AG. Ms. Tanner is a member of the Dean’s Council of the Yale Medical School. Ms. Tanner received her B.A. from Harvard University.

Wayne Yetter has served as a director of the Company since July 2006. Mr. Yetter has served as Chief Executive Officer of Verispan, LLC, a healthcare information company founded by Quintiles Transnational Corp. and McKesson Corp, since September 2005. From November 2004 through September 2005, Mr. Yetter served as President and Chief Executive Officer of Odyssey Pharmaceuticals, Inc. to assist Odyssey’s parent, PLIVA d.d., implement its strategy to exit the proprietary pharmaceutical business. After serving in Vietnam, Mr. Yetter began his career in the pharmaceuticals industry in 1970 as a sales representative for Pfizer. From Pfizer, he joined Merck & Co in 1977, where he led the Marketing Operations Group and then became President of the Asia Pacific region before starting the new company, Astra Merck, in 1991 as President and CEO. Mr. Yetter then joined Novartis Pharmaceuticals in 1997, where he was President and CEO of the U.S. pharmaceutical business. In 1999, he joined IMS and later led its spinout company, Synavant, where he was Chairman and CEO for three years before the company merged with Dendrite International in 2003. Following the merger, Mr. Yetter founded and has acted as principal of BioPharm Advisory LLC since September 2003. Mr. Yetter was formerly Chairman of the Board for Transkaryotic Therapies Inc., which was acquired by Shire Pharmaceuticals in 2005. Mr. Yetter is also a member of the Board of Directors of Noven Pharmaceuticals, Inc., Epicept Corporation and Infusystems Holdings, Inc. Mr. Yetter was also named non-executive Chairman of the Board of Noven Pharmaceuticals in January 2008. Mr. Yetter received his B.A. in Biology from the Wilkes University, and his M.B.A. from Bryant University.

Committees of the Board of Directors and Meetings

The Board of Directors has a Compensation Committee, which reviews incentive compensation for employees of and consultants to Synvista, as well as salaries and incentive compensation of executive officers. In 2007, the Compensation Committee was comprised of Mary C. Tanner and Wayne P. Yetter.

The Board of Directors has a Nominating and Governance Committee, which we refer to in this document as the Nominating Committee, which reviews the qualifications of candidates and proposes nominees to serve as directors on our Board of Directors and nominees for membership on Board committees, develops and recommends to the Board corporate governance guidelines applicable to the Company and leads the Board of Directors in the annual review of the Board’s performance. In 2007, the Nominating Committee was comprised of John F. Bedard, Mary C. Tanner and Wayne P. Yetter.

The Board of Directors has an Audit Committee, which oversees the accounting and financial reporting processes and the audits of our financial statements. In 2007, the Audit Committee was comprised of John F. Bedard, Mary C. Tanner and Wayne P. Yetter. Please see the report of the Audit Committee included elsewhere in this proxy statement.

All of the current members of the Compensation Committee, the Nominating Committee and the Audit Committee are independent, as such term is defined by Section 121.A of the American Stock Exchange listing standards. Our Board of Directors has determined that Ms. Tanner is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee held 7 meetings, the Compensation Committee held 4 meetings and the Nominating Committee held 1 meeting during the year ended December 31, 2007. There were 11 meetings of the Board of Directors in 2007. Each of the incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the year ended December 31, 2007 and (ii) the total number of meetings held by all committees of the Board on which he or she served during the year ended December 31, 2007. The Board has adopted written charters for each of the Audit Committee, the Compensation Committee and the Nominating Committee. These written charters are available on our website at www.Synvista.com.

Director Nomination Process

The Nominating Committee reviews the qualifications of candidates and proposes nominees to serve as directors on our Board of Directors and nominees for membership on Board committees. It is the Nominating Committee’s policy to consider potential candidates for Board membership recommended by its members, management, stockholders and others. The Nominating Committee has not established any specific minimum qualifications that must be met for a recommendation for a position on the Board of Directors. Instead, the Nominating Committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates for nomination to the Board of Directors giving due consideration to such criteria, including without limitation, diversity, experience, skill set and the ability to act on behalf of stockholders, as it believes appropriate and in the best interests of Synvista and its stockholders. All potential director candidates are evaluated based upon the same criteria, and the Nominating Committee makes no distinction in its evaluation of candidates based upon whether such candidates are recommended by stockholders or others. Once the evaluation is complete, the Nominating Committee recommends the nominees to the Board of Directors, which makes the final determination. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2009 annual meeting of stockholders using the procedures set forth in our amended and restated by-laws, it must follow the procedures described in “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals” set forth in our amended and restated by-laws. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should follow the procedures set forth in Appendix B, “Procedures for Shareholders Submitting Nominating Recommendations,” to our Nominating Committee Charter, which is available on our website at www.Synvista.com.

Stockholder Communications to the Board

Stockholders and other parties interested in communicating directly with the Board of Directors may do so by writing to any Board of Director, c/o Synvista Therapeutics, Inc., 221 West Grand Avenue, Suite 200, Montvale, New Jersey 07645. All correspondence received by Synvista and addressed to a member of the Board or the full Board will be forwarded directly to the Board of Directors.

Director Attendance at Annual Meeting

All of our incumbent Directors, except for Mr. Bedard, attended our annual meeting of stockholders in 2007. Mr. Bedard was not serving on our Board of Directors at the time of our 2007 annual meeting. Each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending meetings of the stockholders, the Board and committees of which he or she is a member.

Executive Officer

The following table sets forth certain information regarding our executive officer who is not also a director. We have an employment agreement with Noah Berkowitz, M.D., the terms of which are described elsewhere in this proxy statement.

Name	Age	Position
Carl M. Mendel, M.D.	53	Vice President of Clinical Development and Chief Medical Officer

Carl M. Mendel, M.D., has served as our Vice President of Clinical Development and Chief Medical Officer since September 2007. Dr. Mendel received his B.A. from Columbia University in New York and his M.D. from the University of California, San Diego. He did his post-graduate training in Internal Medicine at LAC/USC Medical Center in Los Angeles and in Endocrinology and Metabolism at the University of California, San Francisco, where he joined the faculty as Assistant Professor of Medicine. He is board certified in Internal Medicine and in Endocrinology and Metabolism. He joined the pharmaceutical industry in 1993 and has held positions of increasing responsibility at Merck, Knoll, Aventis, and sanofi-aventis. He joined Synvista in October, 2007 from sanofi-aventis, where he was Vice President of Metabolism Projects. Dr. Mendel has had extensive experience working in both early- and late-stage drug development, as well as in medical affairs (supporting marketed products), and has contributed to a number of drug approvals. He has led numerous collaborations and co-development projects with other companies and has significant in-licensing experience.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain information concerning the compensation earned for the last two fiscal years by our principal executive officer and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2007. We refer to the officers listed in the table below collectively as our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Noah Berkowitz, M.D., Ph.D.	2007	264,000	83,160	(1)	85,916	12,000	(3)	445,076
President and Chief Executive Officer	2006	240,000	54,000	(4)	—	3,558	(3)	297,558

Carl M. Mendel, M.D., Ph.D.(5)	2007	66,250	20,000		11,707	—		97,957
Vice President, Clinical Development and Chief Medical Officer	2006	—	—		—	—		—

Malcolm W. MacNab, M.D., Ph.D. (6)	2007	240,000	72,000		133,808	22,000	(8)	467,808
Former Vice President, Clinical Development	2006	240,000	36,000	(7)	58,206	—		334,206

(1)	Represents a cash bonus for performance during the fiscal year ended December 31, 2007, which was paid in 2007.

(2)
Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R), of awards pursuant to the stock option program. Assumptions used in the calculations of this amount are included in Note 11 - Stockholders’ Equity to our audited consolidated financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2008.

(3)	Represents an expense for a car allowance.

(4)	Represents a cash bonus for performance during the fiscal year ended December 31, 2006, which was paid in 2007.

(5)	Dr. Mendel’s employment with us commenced in October 2007.

(6)	Dr. MacNab resigned as our Vice President, Clinical Development on December 31, 2007.

(7)	Represents a cash bonus for performance during the fiscal year ended December 31, 2006, which was paid in 2007.

(8)	Represents the costs of Dr. MacNab’s commuting from his home in Massachusetts to our offices in New Jersey.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Noah Berkowitz, M.D., Ph.D.
President and Chief Executive Officer

On February 1, 2007, we entered into an amendment to Dr. Berkowitz’s Employment Agreement dated March 1, 2005. Pursuant to the amendment, Dr. Berkowitz is entitled to receive an annual base salary of $264,000. Effective as of January 1, 2008, Dr. Berkowitz will be entitled to receive an annual base salary of $300,000. He is also eligible to receive an annual cash bonus in an amount up to 35% of his annual base salary, based upon the achievement of certain milestones and objectives. For 2008, the Compensation Committee determined that such milestones and objectives shall relate to progress in the clinical trials of the Company’s product candidates SYI-2074 and alagebrium, the continued development of the Company’s haptoglobin diagnostic test, funding of the Company and further strengthening the Company’s profile with the investment community and the Company’s internal corporate organization. The percentage amount associated with each of these objectives is established in the first quarter of each fiscal year by the Compensation Committee. Dr. Berkowitz also receives a car allowance in the amount of $1,000 per month.

Dr. Berkowitz is entitled to certain benefits in connection with a termination of his employment or a change in control discussed below under “—Potential Payments Upon Termination of Change in Control.”

Malcolm MacNab, M.D., Ph.D.
Former Vice President, Clinical Development

On February 1, 2007, the Board of Directors amended Dr. MacNab’s Employment Agreement dated February 7, 2005. Pursuant to this amendment, Dr. MacNab was entitled to receive an annual base salary of $240,000, and in lieu of an increase in base salary, we were obligated to pay travel expenses to our offices in New Jersey from his home in Massachusetts. He was also eligible to receive an annual cash bonus in an amount up to 30% of his annual base salary. One-half of his bonus was dependent on the achievement of corporate milestones and one-half of his bonus was dependent on the achievement of individual milestones. The annual milestones, as well as the specified percentage of the total bonus of each specific milestone, were established by the Chief Executive Officer and/or the Board of Directors.

Dr. MacNab resigned from the Company on December 31, 2007 and is providing services to us as a consultant. He has been contracted for a period of 12 months for a monthly consulting fee of $5,000 per month.

On November 1, 2006, Dr. MacNab received an option to purchase 20,000 shares of common stock. The amount of this grant was based on targeting 1.5% ownership of the Company on a fully diluted basis. The fair value of this award using the Black-Scholes model is $142,100. These options will become exercisable in four equal annual installments commencing on January 1, 2007 until fully vested, and will continue to vest during the time Dr. MacNab provides consulting services to us.

In addition to provisions in the above-described agreements requiring each individual to maintain the confidentiality of our information and assign inventions to us, the above named executive officers have agreed that during the terms of their agreements and for one year thereafter, they will not compete with us by engaging in any capacity in any business that is competitive with our business.

Carl Mendel, M.D., Ph.D.
Vice President, Chief Development and Chief Medical Officer

Dr. Mendel is an at-will employee of ours. He currently receives an annual base salary of $275,000. He is also eligible to receive an annual cash bonus in an amount up to 20% of his annual base salary, based upon the achievement of certain milestones and objectives. The percentage amount associated with each of these milestones will be established in the first quarter of the year by the Compensation Committee.

401(k) Plan

We have a tax-qualified employee savings and retirement plan (the “401(k) Plan”) covering all of our employees. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit, which was $15,000 in 2006, and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan does not require that we make additional matching contributions to the 401(k) Plan on behalf of participants in the 401(k) Plan. However, in 1998, we began making discretionary contributions at a rate of 25% of employee contributions up to a maximum of 5% of their base salary. Contributions by employees to the 401(k) Plan and income earned on such contributions are not taxable to employees until the contributions are withdrawn from the 401(k) Plan. The Trustees under the 401(k) Plan invest the assets of the 401(k) Plan at the direction of each participant.

2007 Bonus

Our compensation program provides executive officers with the opportunity to earn an annual cash incentive award, the amount of which is based upon (1) the position level of the executive officer, and (2) the attainment of specific individual non-financial performance objectives. The Compensation Committee sets these performance objectives at the beginning of the fiscal year. Currently, executive officers and certain senior non-executive employees may be eligible for annual performance-based cash bonuses in amounts ranging from 15%-35% of their base salaries, as set forth in their employment offer letters. In its discretion, the Compensation Committee may, however, award bonus payments to our executive officers above or below the amounts specified in their respective offer letters, depending on the achievement by the executive officers of performance goals as set and determined by the Committee. As provided in his employment agreement, our Chief Executive Officer is eligible for an annual performance-based bonus of up to 35% of his annual base salary, the specific amount of which, if any, will be determined by the Board of Directors or the Compensation Committee in their sole discretion. The 2007 bonus for our Chief Executive Officer, Dr. Berkowitz, was determined based on the achievement of specific performance goals during the fiscal year ended December 31, 2007, including (1) funding the organization and completion of a financing, (2) reasonable efforts to resolve the material weaknesses in the Company’s financial statements, (3) expanding the scientific knowledge base of the Company, (4) advancing the Company’s clinical programs, (5) building the corporate organization and expanding its clinical development staff, (6) strengthening the Company’s organizational atmosphere and culture, and (7) improving communication with the Board. The Board of Directors determined that, during 2007, Dr. Berkowitz had achieved a significant financing for the Company and had made meaningful progress in advancing the Company’s clinical programs and concluded that Dr. Berkowitz had accomplished 90% of the overall objectives that had been set. Accordingly, the Board concluded that Dr. Berkowitz was entitled to receive, and would receive, an award of 90% of his target bonus opportunity under the 2007 management incentive program.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2007, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table. During the year ended December 31, 2007, none of the Named Executive Officers exercised any of their stock options. Each of the stock options granted to our Named Executive Officers expires ten years after the date of the grant. Unless otherwise noted, the stock options vest in equal quarterly installments over a four-year period commencing on the date of grant.

Option Awards

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Noah Berkowitz, M.D., Ph.D.	10/3/2007	65,000	395,000	(1)	2.67	10/3/2017
President and Chief Executive Officer

Malcolm W. MacNab, M.D., Ph.D.	11/1/2006	—	20,000	(2)	7.50	11/1/2016
Former Vice President, Clinical Development	2/7/2005	17,605	3,521	(3)	8.00	2/07/2015

Carl M. Mendel, M.D.	10/1/2007	—	70,000	(4)	3.00	10/1/2017
Vice President of Clinical Development and Chief Medical Officer

(1)
The option grant of 460,000 shares contains the following vesting provisions: 260,000 shares vesting 25% immediately and 25% per year over three years from the date of grant; and 200,000 restricted option shares with the restriction on 50,000 shares removed for the achievement of each of four milestones relating to progress and timing in the clinical development of SYI-2074 and alagebrium and other preclinical developments. The options will vest 50% at the time the restriction is removed and 25% over each of the following two years.

(2)	The options vest in four equal annual installments commencing on January 1, 2007 until fully vested.

(3)	The options vest semi-annually over three years commencing on February 7, 2005.

(4)	The options vest in four equal annual installments commencing on October 1, 2007.

Potential Payments upon Termination or Change-In-Control

Noah Berkowitz, M.D., Ph.D.,
President and Chief Executive Officer

The employment agreement with Dr. Berkowitz provides for two types of terminations:

•
“Termination of Employment by the Company.” In the event that Dr. Berkowitz is terminated due to Disability, as that term is defined in Dr. Berkowitz’s employment agreement, we are obligated to pay his salary and benefits for 12 months following the date of termination in equal, monthly installments. For a termination constituting Cause, as that term is defined in Dr. Berkowitz’s employment agreement, we are obligated to pay only his accrued and unpaid salary and benefits through the date of such termination. All unvested options on the termination date will be cancelled. In the event of a termination Without Cause, as that term is defined in Dr. Berkowitz’s employment agreement, is determined by a majority vote of the Board of Directors, Dr. Berkowitz is entitled to receive his salary and benefits for a period of 12 months after the termination date. In addition, the monthly vesting of his options shall continue for an additional 12 months from the termination date. If Dr. Berkowitz had been terminated without cause on December 31, 2007, he would have been eligible to receive an aggregate of approximately $266,500, which is inclusive of his annual salary and life insurance premium benefit.

•
“Termination of Employment by the Executive.” Dr. Berkowitz may choose to resign from his position for “Good Reason.” Events that qualify as Good Reason include (i) a change in his title or responsibilities, (ii) our failure to provide executive salary or benefits, or (iii) the relocation of our primary office to a location, or the requirement to perform a majority of his duties at any location to which the commute time exceeds one hour and fifteen minutes. If Dr. Berkowitz elects to terminate his employment due to event (i) or (ii), we are obligated to pay his salary and benefits for a period of 12 months after the termination date. The monthly vesting of his options shall continue for an additional 12 months from the termination date. If he elects to terminate his employment due to event (iii), we would be obligated to pay his salary and benefits for a period of six months after the termination date. If Dr. Berkowitz had been terminated under the above circumstance on December 31, 2007, he would have been eligible to receive an aggregate of approximately $133,250, which is inclusive of six months of salary and life insurance premium benefit. The monthly vesting of his options shall continue for an additional six months from the termination date.

If Dr. Berkowitz elects to terminate his employment for any other reason than those stated above, his employment agreement will terminate immediately and he would receive the accrued and unpaid salary benefits through the date of such termination.

Malcolm MacNab, M.D., Ph.D.,
Former Vice President, Clinical Development

Pursuant to our Stock Option Grant Agreement with Dr. MacNab dated November 1, 2006, upon a change in control, any portion of Dr. MacNab’s options, which are not vested and exercisable, shall vest and become exercisable immediately prior to a change in control. As defined in the Stock Option Grant Agreement, a change in control shall be deemed to occur if (i) we are merged with or into or consolidated with another corporation or other entity under circumstances where our stockholders immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50% of the voting power of us or the surviving or resulting corporation or other entity, as the case may be, or (ii) we are liquidated, sell or otherwise dispose of substantially all of our assets to another corporation or entity, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 40% or more of our common stock other than pursuant to a plan or arrangement entered into by such person and us or otherwise approved by our Board of Directors, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority of the Board unless the election or nomination for election by our stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. If Dr. MacNab had been terminated under the above circumstance on December 31, 2007, he would have been eligible to purchase 17,605 shares of common stock subject to options.

Dr. MacNab resigned as Vice President, Clinical Development on December 31, 2007.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2007 to each person who served as a director of ours during 2007.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Noah Berkowitz, M.D., Ph.D.(3)	$—	$—	$—	$—
John F. Bedard (4)	32,024	—	37,995	70,019
Marilyn Breslow(5)	6,500	24,000	—	30,500
Kenneth I. Moch(6)	1,500	—	—	1,500
Thomas A. Moore(7)	4,250	24,000	—	28,250
Mary C. Tanner(8)	33,000	15,689	40,449	89,138
Wayne Yetter(9)	$41,750	$15,689	$40,449	$97,888

(1)
Represents the amount we have expensed during 2007 under FAS 123(R) for outstanding restricted stock granted in previous fiscal years. Assumptions used in the calculation are included in Note 11 - Stockholders’ Equity to our audited consolidated financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2008.

(2)
Represents the amount we have expensed during 2007 under FAS 123(R) for outstanding stock option awards granted in 2007 and in previous fiscal years. Assumptions used in the calculation are included in Note 11 - Stockholders’ Equity to our audited consolidated financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2008.

(3)	Dr. Berkowitz, our President and Chief Executive Officer, receives no compensation for his services as Director.

(4)
On September 7, 2007, Mr. Bedard joined our Board of Directors. In connection with his appointment, he received a stock option to purchase 30,000 shares of our common stock. The stock option has an exercise price of $4.40, the closing price of our common stock on the American Stock Exchange on the grant date. The stock option has a grant date fair value of $4.03. The stock option vests over one year. As of December 31, 2007, there are outstanding options to purchase 30,000 shares of our common stock issued to Mr. Bedard.

(5)
Ms. Breslow resigned effective July 21, 2007. As of December 31, 2007, there are outstanding 3,200 shares of restricted stock and options to purchase 4,897 shares of common stock issued to Ms. Breslow.

(6)	Mr. Moch resigned effective February 5, 2007. As of December 31, 2007, there are outstanding options to purchase 55,342 shares of common stock issued to Mr. Moch.

(7)	Mr. Moore resigned effective July 21, 2007. As of December 31, 2007, there are outstanding 3,200 shares of restricted stock and options to purchase 3,700 shares of common stock issued to Mr. Moore.

(8)	As of December 31, 2007, there are outstanding 3,200 shares of restricted stock and options to purchase 45,426 shares of common stock issued to Ms. Tanner.

(9)	As of December 31, 2007, there are outstanding 3,200 shares of restricted stock and options to purchase 28,842 shares of common stock issued to Mr. Yetter.

Director Compensation Policy

All of our Board of Directors are reimbursed for their expenses for each Board meeting attended. Directors who are not also compensated as our employees receive $1,500 per Board meeting attended in person and $750 for each Board meeting attended by telephone. Directors also receive an annual retainer in cash for their services on the Board of $25,000.

Pursuant to the Synvista 2005 Stock Plan, as amended on July 19, 2006, non-employee directors also receive, upon the date of their election or re-election to the Board and on the dates of the next two annual meetings of stockholders (subject to their continued service on the Board of Directors), a stock option to purchase 20,000 shares of our common stock (subject to adjustment if they received stock options upon appointment to the Board between annual meetings of stockholders to fill a vacancy or newly created directorship) at an exercise price equal to the fair market value of our common stock on the date of grant. Each of these options will vest and become exercisable upon completion of one full year of service and shall have a term of ten years regardless of whether the director ceases to be a director.

Indemnification; Directors’ and Officers’ Insurance

The Delaware General Corporation Law authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our restated certificate of incorporation and restated bylaws limit the liability of our directors to the fullest extent permitted by Delaware law.

We have obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us, including matters arising under the Securities Act of 1933, as amended (the “Securities Act”). Our restated certificate of incorporation and restated bylaws also provide that we will indemnify any of our directors and officers who, by reason of the fact that he or she is one of our officers or directors, is involved in a legal proceeding of any nature. We will repay certain expenses incurred by a director or officer in connection with any civil or criminal action or proceeding, specifically including actions by us or in our name (derivative suits). Such indemnifiable expenses include, to the maximum extent permitted by law, attorneys’ fees, judgments, civil or criminal fines, settlement amounts and other expenses customarily incurred in connection with legal proceedings. A director or officer will not receive indemnification if he or she is found not to have acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interest. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Such limitation of liability and indemnification does not affect the availability of equitable remedies. In addition, we have been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is therefore unenforceable.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2007.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Existing Equity Compensation Plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders(1)	872,706	$15.82	494,623
Equity compensation plans not approved by security holders	—	—	—
Total	872,706	$15.82	494,623

(1)	These plans consist of our Amended and Restated 1987 Stock Option Plan, our Amended 1995 Stock Option Plan and our 2005 Stock Plan, as amended.

AUDIT COMMITTEE REPORT

The Audit Committee’s powers and responsibilities and the qualifications required of each of its members are set forth in the Audit Committee Charter, which is available on our website at www.Synvista.com.

Responsibilities

The primary function of the Audit Committee is to oversee Synvista’s accounting and financial reporting processes, the audits of its financial statements and internal controls over financial reporting. Management is solely responsible for the financial statements and the financial reporting process, including the system of internal controls, and has represented to the Audit Committee and the Board of Directors that the financial statements discussed below were prepared in accordance with accounting principles generally accepted in the United States of America appropriate in the circumstances and necessarily include some amounts based on management’s estimates and judgments. Synvista’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion on the conformity of these financial statements, in all material respects, with accounting principles generally accepted in the United States of America.

Independence

As required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, Synvista’s independent registered public accounting firm, J.H. Cohn LLP (“J.H. Cohn”) has disclosed to the Audit Committee any relationships between it (and its related entities) and Synvista (and its related entities), which, in J.H. Cohn’s professional judgment, may reasonably be thought to affect its ability to be independent. In addition, J.H. Cohn has discussed its independence with the Audit Committee and confirmed in a letter to the Audit Committee that, in its professional judgment, it is independent of Synvista within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

Recommendation

Acting pursuant to its Charter, the Audit Committee has reviewed Synvista’s audited annual consolidated financial statements for the year ended December 31, 2007 and the related report of J.H. Cohn, and has discussed the audited financial statements and report with management and with the independent registered public accounting firm. The Audit Committee has also discussed with management and the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. These matters include significant accounting policies, management judgments and accounting estimates, management’s consultation with other accountants, and any difficulties encountered in performing the audit, significant audit adjustments or disagreements with management. Based on the review and discussions described above, the Audit Committee recommended to Synvista’s Board of Directors that the audited consolidated financial statements be included in Synvista’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Audit Committee
John F. Bedard
Mary C. Tanner
Wayne P. Yetter

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Forms 3, 4 and 5, and any amendments thereto, they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all of our officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions in our equity securities during fiscal year 2007.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee reviews and approves, in advance, all related party transactions.

Since January 2007, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeded or exceeds $120,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Director Independence

Our Board has determined that the following members of the Board qualify as independent under the definition promulgated by the American Stock Exchange: Mr. Bedard, Ms. Tanner and Mr. Yetter.

PROPOSAL 1

ELECTION OF DR. BERKOWITZ AS A CLASS B DIRECTOR

       At the meeting, one Class B director is to be elected to hold office until the annual meeting of stockholders to be held in 2011 and until his successor is elected and qualified. The nominee for election to the Board of Directors is Noah Berkowitz, M.D., Ph.D.

Pursuant to our Restated Certificate of Incorporation, our Board of Directors is divided into three classes, each of which serves a term of three years. Class B consists of Dr. Berkowitz, whose term will expire at the annual meeting of stockholders in 2008 and who is nominated for re-election at the annual meeting. Class C consists of Ms. Tanner and Mr. Yetter, whose terms will expire at the annual meeting of stockholders in 2009. Class A consists of Mr. John F. Bedard, whose term will expire at the annual meeting of stockholders in 2010.

       Proxies solicited by the Board of Directors will be voted for the election of the nominee named above, unless otherwise specified in the proxy. Dr. Berkowitz is a present director of Synvista. In the event a nominee should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominee named will be unable to serve if elected. The nominee has consented to being named in this proxy statement and to serve if elected.

Votes Required to Elect a Class B Director

The affirmative vote of the holders of a plurality of the shares represented in person or by proxy at the annual meeting is required to elect Dr. Berkowitz. Abstentions and broker non-votes will have no effect and will not be counted towards the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO ELECT DR. BERKOWITZ AS A CLASS B DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH ELECTION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2

INCREASE IN THE AGGREGATE NUMBER OF SHARES
AVAILABLE UNDER THE SYNVISTA 2005 STOCK PLAN

Our Board of Directors is asking you to approve an amendment to the Synvista 2005 Stock Plan (the “Plan”). The amendment provides for an increase in the number of shares of our common stock available for issuance under the Plan from 1,060,000 shares, as presently constituted, to 2,000,000 shares. As of May 21, 2008, approximately 478,623 shares remain available for the grant of options and other stock-based awards in the future if the proposed amendment to the Plan is not approved.

The fundamental objective of our compensation policy remains the attraction and retention of highly qualified persons to serve as directors, officers, key employees and consultants. This objective is balanced against, and is strongly influenced by, our need to preserve our cash resources. Therefore, we have traditionally considered options and other equity incentives to be an important element of our overall compensation philosophy.

We are requesting that you approve the amendment to the Plan in order that the Company may have sufficient shares available for the grant of stock-based awards in the future. We believe the increased number of shares we are asking you to approve is necessary for the Company to be able to attract and retain executive officers and key employees, directors and consultants while continuing the Company’s policy of conserving its cash resources.

Accordingly, the Board of Directors adopted the amendment to the Plan on April 29, 2008, subject to stockholder approval. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting is required to approve the amendment to the Plan. Below is a summary of the principal provisions of the Plan and its operation. A copy of the Plan is attached hereto as Annex A. The following description of the Plan is qualified in its entirety by reference to Annex A.

Shares Subject to Plan
Upon stockholder approval at the annual meeting, awards with respect to a maximum of up to 2,000,000 shares of common stock may be made under the Plan, as amended. Of that number of shares, the proposed amendment would add 940,000 shares to the 1,060,000 shares already approved, of which only approximately 478,623 remain available for the grant of new options and other stock-based awards.

Plan Administration
The Plan is administered by the Board of Directors of Synvista, or a committee thereof, as delegated by the Board of Directors. The administrator will have authority, subject to the terms of the Plan, to determine when and to whom to make grants under the Plan, the number of shares to be covered by the grants, the types and terms of options and other stock-based award granted, the exercise price of the shares of common stock covered by options granted and to prescribe, amend and rescind rules and regulations relating to the Plan. New options granted to non-employee directors are governed by the formula discussed below.

Eligibility
Certain of our directors, officers, employees, consultants and advisors may be granted options to purchase shares of our common stock under the Plan. The number of persons eligible to receive awards under the Plan is not presently determinable.

Transfer of Awards	Generally, awards may not be transferred to another person, except by will or the laws of descent and distribution, or as approved by the administrator.

Termination
Options expire ten years from the option grant date, except that an incentive stock option granted to an employee who is the holder of 10% or more of our outstanding shares expires five years from the option grant date.

Initial Director Options
Each director who is not an employee of the Company is granted an option to purchase 20,000 shares on the date of each annual meeting of stockholders, whether or not such director is up for election or reelection, so long as on such date, the director is serving as a director of Synvista. The per share exercise price of an option will be equal to the fair market value of a share of common stock on the grant date. Each option will vest, and be exercisable, upon completion of one full year of service on the Board of Directors, so long as on such date, the director is serving as a director of Synvista.

General Options
Under the Plan, incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), nonqualified stock options (“NQSOs”) and other stock-based award may be granted by the administrator to directors, employees and consultants of the Company and any of its Affiliates (as defined in the Plan), except that ISOs may be granted only to employees of the Company and any of its subsidiaries. The per share purchase price (or “option price”) under each option is established by the committee at the time the option is granted. However, the per share option price of an ISO granted to a participant must be at least 100% of the fair market value of a share on the date the ISO is granted (110% in the case of an ISO granted to a holder of 10% or more of our outstanding shares). Options will be exercisable at such times and in such installments as determined by the administrator.

Exercisability
Options generally may not be exercised more than three months after the option holder ceases to provide services to the Company or an affiliate, except that in the event of the death or disability of the option holder, the option may be exercised by the holder (or the holder’s estate), for a period of up to one year after the date of death or disability. The agreements evidencing the grant of an option (other than an option to a non-employee director) may, in the discretion of the committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the optionee. Options terminate immediately if the option holder’s service was terminated for cause.

Payment of Exercise Price
The shares purchased upon the exercise of an option must be paid for in cash (including cash that may be received from the Company at the time of exercise as additional compensation) or through the delivery of other shares of common stock with a value equal to the total option price or in a combination of cash and such shares, subject to the power of the administrator to vary the payment arrangement, including delivery of a personal recourse note, to meet the tax needs of an individual non-U.S. recipient if such variance does not change the substance of the arrangement set forth herein insofar as it affects the Company. In addition, the option holder may have the option price paid by a broker or dealer and the shares issued upon exercise of the option delivered directly to the broker or dealer.

Amendment or Termination
Our Board of Directors has the power to terminate or amend the Plan at any time. If the Board of Directors does not take action to earlier terminate the Plan, it will terminate on April 19, 2015. Certain amendments may require stockholder approval, and no amendment may adversely affect options that have previously been granted.

As of May 21, 2008, an aggregate of 781,377 shares had been issued upon the exercise of options or are issuable upon the exercise of options outstanding under the Plan. On May 21, 2008, the closing market price per share of our common stock was $1.97, as reported on the AMEX.

Federal Income Tax Considerations

The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under the Plan:

Incentive Stock Options:
Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to Synvista at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long-term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and Synvista will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:
Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to Synvista at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of the optionee may be subject to withholding taxes, and a deduction may then be allowable to Synvista in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. Synvista generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Grants:
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. Synvista generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The currently proposed amendment to the Plan provides for an increase in the number of shares available for issuance under the Plan from 1,060,000 shares, as presently constituted, to 2,000,000 shares.

The amounts of future grants under the Plan are not determinable as awards under the Plan and will be granted at the sole discretion of the Compensation Committee and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards. However, it is anticipated that a significant portion of the future grants will be allocated to our executive officers to incentivize them to continue to provide services to the Company.

Votes Required to Approve Amendment to the Synvista 2005 Stock Plan

The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting is required to approve the amendment to the Plan. Abstentions will be counted towards the vote total for this proposal, and will have the same effect as votes against the proposal. Broker non-votes will have no effect and will not be counted towards the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE SYNVISTA 2005 STOCK PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3

AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION TO DECREASE FROM 300,000,000 SHARES TO 150,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED

The Board of Directors has determined that it is advisable to decrease our authorized common stock from 300,000,000 shares to 150,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Restated Certificate of Incorporation effecting the proposed decrease. The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Annex B.

As of May 21, 2008, 2,586,326 shares of our common stock were issued and outstanding (excluding treasury shares) and 14,324,893 shares were reserved for issuance upon the conversion of existing securities and exercise of options granted under our 2005 Stock Plan. The number of authorized and unreserved shares available for future issuance is 283,088,781. A total of 478,623 shares of common stock are available for future issuance under our 2005 Stock Plan.

We are asking stockholders to approve an amendment to our Restated Certificate of Incorporation to decrease the number of authorized shares from 300,000,000 shares to 150,000,000 shares. Our Board of Directors believes that this decrease is advisable because a reduction in the number of our authorized shares of common stock will result in significantly lower franchise tax due to the State of Delaware, which is the state in which we are incorporated. The State of Delaware imposes a franchise tax on corporations that are incorporated under the laws of that state, and the franchise tax is calculated using the number of a corporation’s authorized shares of common stock as part of the calculation. The amount of this tax will be decreased if we reduce the number of our authorized shares of common stock. We believe that having 150,000,000 authorized shares of common stock will give us sufficient flexibility for corporate purposes for the foreseeable future.

Votes Required to Approve the Decrease in the Authorized Number of Shares of Common Stock

Approval of the decrease in the authorized number of shares of common stock requires the affirmative vote of a majority of the issued and outstanding shares of Synvista stock. Abstentions and broker non-votes will be counted towards the vote total for this proposal, and will have the same effect as “against” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE DECREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE DECREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected, subject to stockholder ratification, J.H. Cohn LLP (“J.H. Cohn”) to serve as Synvista’s independent registered public accounting firm for the fiscal year ending December 31, 2008. The Board recommends that our stockholders ratify the selection of J.H. Cohn.

J.H. Cohn served as our independent registered public accounting firm for the fiscal years ended December 31, 2007 and December 31, 2006.

If the stockholders do not ratify the decision to appoint J.H. Cohn, the Audit Committee may reconsider its selection. The affirmative vote of a majority of the shares voted at the annual meeting is required for ratification.

Representatives of J.H. Cohn are expected to be present at the annual meeting to respond to appropriate questions from our stockholders. They will be given the opportunity to make a statement if they wish to do so.

The following table summarizes the fees paid or payable to J.H. Cohn for services rendered for the fiscal year ended December 31, 2007:

Type of Fees	Fiscal Year Ended December 31, 2007
Audit Fees	$124,433*
Audit-Related Fees	22,659
Tax Fees	—
All Other Fees	—
Total Fees	$147,092

The following table summarizes the fees paid or payable to J.H. Cohn for services rendered for the fiscal year ended December 31, 2006:

Type of Fees	Fiscal Year Ended December 31, 2006
Audit Fees	$97,925
Audit-Related Fees	46,142
Tax Fees	—
All Other Fees	—
Total Fees	$144,067

*Information set forth above under the caption “Audit Fees” relates to fees we paid the independent registered public accountants for professional services for the audit of our financial statements included in our Form 10-K, review of our financial statements included in our Forms 10-Q and for the issuance of comfort letters and/or consents in connection with registration statements. “Audit-Related Fees” are fees we paid for assurance and related services by the independent registered public accountants that are reasonably related to the performance of the audit or review of our financial statements, including special procedures required to meet certain regulatory requirements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in connection with annual financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Votes Required to Ratify the Selection of J.H. Cohn LLP

The affirmative vote of a majority of the shares voted at the annual meeting is required for ratification of the selection of J.H. Cohn LLP as Synvista’s independent registered public accounting firm for the fiscal year ending December 31, 2008. Abstentions will be counted towards the vote total for this proposal, and will have the same effect as “against” votes. Broker non-votes will have no effect and will not be counted towards the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE SELECTION OF J.H. COHN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

FORWARD-LOOKING STATEMENTS AND CAUTIONARY STATEMENTS

Statements in this proxy statement that are not statements or descriptions of historical facts are “forward-looking” statements and are subject to numerous risks and uncertainties. These forward-looking statements and other forward-looking statements made by us or our representatives are based on a number of assumptions. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” or other expressions, which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, as they involve risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, including those set forth in Synvista’s SEC filings.

The forward-looking statements represent our judgments and expectations as of the date of this proxy statement. We assume no obligation to update any such forward-looking statements.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

CODE OF BUSINESS CONDUCT AND ETHICS

Synvista has adopted a code of business conduct and ethics that applies to all of its employees, including its chief executive officer and chief financial and accounting officers. The text of the code of business conduct and ethics is posted on Synvista’s website at www.Synvista.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to Synvista’s directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the American Stock Exchange, Inc.

STOCKHOLDER PROPOSALS

Stockholders deciding to submit proposals for inclusion in our proxy statement and proxy relating to our 2009 annual meeting of stockholders must advise Synvista’s Secretary of such proposals in writing by February 3, 2009. In addition, the proxy solicited by the Board of Directors for the 2009 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting of which notice was not timely received. In accordance with our bylaws, notice of a proposal will be considered untimely, unless Synvista’s Secretary receives written notice of such proposal by April 23, 2009 (but not earlier than March 24, 2009).

OTHER MATTERS

The Board of Directors of Synvista is not aware of any matter to be presented for action at the meeting other than the matters referred to above and does not intend to bring any other matters before the meeting. However, if other matters should properly come before the meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxies are solicited by and on behalf of the Boards of Directors of Synvista, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by Synvista.

In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of Synvista who will not be specially compensated for these services. Synvista has retained the services of American Stock Transfer & Trust Company to assist in the proxy distribution at a fee estimated to be $20,000. Synvista will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. Synvista will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the security holdings of directors and officers of Synvista is based upon information received from the individual directors and officers.

WHERE YOU CAN FIND MORE INFORMATION

Synvista files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information Synvista files at the SEC’s public reference rooms in Washington, D.C. (Station Place, 100 F Street, N.E.), New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Synvista’s SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov, as well as on Synvista’s website at www.Synvista.com and, in paper form, to beneficial owners of Synvista common stock without charge upon written request to Synvista’s Secretary at Synvista’s principal executive offices, 221 West Grand Avenue, Suite 200, Montvale, New Jersey 07645.

ANNEX INDEX

ANNEX A	2005 STOCK PLAN
ANNEX B	FORM OF CERTIFICATE OF AMENDMENT TO SYNVISTA’S RESTATED CERTIFICATE OF INCORPORATION
ANNEX C	PROXY CARD

ANNEX A

 SYNVISTA THERAPEUTICS, INC.

2005 STOCK PLAN

(as amended on April 29, 2008)

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Synvista Therapeutics, Inc. 2005 Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share.

Company means Synvista Therapeutics, Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Compensated Director means a director of the Company who is neither an Employee nor a consultant rendering services to the Company or any Affiliate more than one day per week.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Synvista Therapeutics, Inc. 2005 Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

The number of Shares which may be issued from time to time pursuant to this Plan shall be 2,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights;

c.
Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall (i) Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year and (ii) more than 1,000,000 Shares be issued as Stock Grants;

d.	Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

e.
Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A.
Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.
Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

c.
Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

d.
Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e.
Directors’ Options: On the date of each annual meeting of shareholders of the Company, whether or not such director is up for election or reelection, provided that on such dates such director is serving as a director of the Company, such Non-Compensated Director shall be granted a Non-Qualified Option to purchase 20,000 Shares. If a Non-Compensated Director is first elected or appointed to the Board other than at an annual meeting of shareholders, on the date of his or her initial election or appointment he or she shall be granted a Non-Qualified Option to purchase the number of Shares determined by multiplying 1,667 by the number of whole or partial months from the date of his or her election or appointment to the Company’s next annual meeting of shareholders. For purposes of the preceding sentence, a month shall mean a period of 30 consecutive days.

Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten years, (iii) shall vest and become exercisable upon completion of one full year of service on the Board after the date of grant provided that on such date the Non-Compensated Director is serving as a director of the Company, and (iv) shall remain exercisable regardless of whether or not the Non-Compensated Director holding the Option later ceases to be a director of the Company.

B.
ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

b.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

c.	Term of Option: For Participants who own:

i.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d.
Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

a.
Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

b.	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

c.
Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefore, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Administrator may specify a reasonable minimum number of shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising that full number of Shares as to which the Option is then exercisable.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.
A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement;

b.
Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment;

c.
The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option;

d.
Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option;

e.
A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; and

f.
Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited;

b.
For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company;

c.
“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited; and

d.
Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b.
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b.
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a.	All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof;

b.
For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company;

c.
“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply; and

d.
Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.
The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.
At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A.
Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share, to reflect such events. The number of Shares subject to options to be granted to directors pursuant to Paragraph 6(A)(e) and the number of Shares subject to the limitations in Paragraphs 3 and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B.
Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C.
Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction, pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D.
Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24 and, subject to Paragraph 4, its determination shall be conclusive.

E.
Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO.

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on April 19, 2015, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

ANNEX B

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
SYNVISTA THERAPEUTICS, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is Synvista Therapeutics, Inc.

2. The Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking out the first paragraph of Article FOURTH in its entirety and substituting in lieu thereof the following:

“FOURTH:

A. Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 165,000,000 shares, consisting of 150,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) and 15,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”

3. The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective at 5:00 p.m., local time, on [                    ], 2008.

Signed this [                    ] day of [                    ], 2008.

By:
Name: Noah Berkowitz, M.D., Ph.D. Title: President and Chief Executive Officer

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ANNEX C

REVOCABLE PROXY

SYNVISTA THERAPEUTICS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Noah Berkowitz his or her true and lawful agent and proxy to represent and to vote on behalf of the undersigned all of the shares of Synvista Therapeutics, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Marriott Park Ridge, 300 Brae Boulevard, Park Ridge, NJ 07656, at 10:00 A.M., local time, on July 22, 2008, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of the Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ONE DIRECTOR NOMINEE AND “FOR” PROPOSALS 2-4 AND, WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, IN THE DISCRETION OF THE PERSON NAMED ABOVE AS PROXY HOLDER.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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ANNUAL MEETING OF STOCKHOLDERS OF
SYNVISTA THERAPEUTICS, INC.
JULY 22, 2008

Please date, sign and mail
your proxy card as soon
as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ONE DIRECTOR NOMINEE AND “FOR” EACH OF THE PROPOSALS

PLEASE SIGN, DATE AND RETURN PROMPTLY. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST/ WITHHOLD	ABSTAIN
1.	To elect Noah Berkowitz, M.D., Ph.D. as a Class B director to hold office until the 2011 annual meeting of stockholders and until his successor has been duly elected and qualified;	☐	☐

2.	To approve an amendment to the Company’s 2005 Stock Plan to increase the number of shares of common stock authorized for issuance under the Plan from 1,060,000 to 2,000,000;	☐	☐	☐

3.	To approve an amendment to the Company’s Restated Certificate of Incorporation to decrease the number of shares of common stock authorized for issuance from 300,000,000 to 150,000,000;	☐	☐	☐

4.	To ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and	☐	☐	☐

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.		☐

Signature of Stockholder	Date	Signature of Stockholder	Date

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

C-2